Restricted net assets	12 Months Ended
Dec. 31, 2025
Receivables [Abstract]
Restricted net assets

12.	Restricted net assets

A significant portion of the Company’s operations are conducted through its PRC (excluding Hong Kong) subsidiaries, the Company’s ability to pay dividends is primarily dependent on receiving distributions of funds from the Company’s subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations, and after it has met the PRC requirements for appropriation to statutory reserves. The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the surplus reserve are made at the discretion of the Board of Directors. Paid-in capital of the Company’s subsidiaries included in the Company’s consolidated net assets are also non-distributable for dividend purposes.

As a result of these PRC laws and regulations, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. As of December 31, 2024 and 2025, net assets restricted in the aggregate, which include paid-in capital and statutory reserves funds of the Company’s subsidiaries, that are included in the Company’s consolidated net assets were approximately RMB98,383 and RMB101,173, respectively.